UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2006

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SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1200 N. Federal Highway, Suite 111-A, Boca Raton, Florida 33432

(Address of Principal Executive Office) (Zip Code)

561-826-0464

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K (the “Form 8-K”) of Sun American Bancorp (the “Company”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Factors that could affect the Company’s assumptions and predictions include, but are not limited to, the risk that (i) loan losses would have a material adverse effect on the Company’s financial condition and operating results; (ii) a decline in the value of the collateral securing the Company’s loans could result in an increase in losses on foreclosure; (iii) the Company’s growth strategy may not be successful; (iv) the geographical concentration of the Company’s business in Florida makes it highly susceptible to local economic and business conditions; (v) changes in interest rates may adversely affect the Company’s financial condition; and (vi) competition from other financial institutions could adversely affect the Company’s profitability and growth. You should not place undue reliance on the Company’s forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Unless otherwise indicated, we refer to the Company, as we, us, or our, and we refer to the Company’s subsidiary, Sun American Bank, as the bank in Item 1.01 of the Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

As we previously reported in a current report on Form 8-K filed with the Securities and Exchange Commission, referred to as the SEC in this Form 8-K, on May 23, 2006, on May 17, 2006, we, the bank, and Beach Bank, a Florida commercial banking association, referred to as Beach Bank in this Form 8-K, entered into an Asset Acquisition and Assumption Agreement, referred to as the acquisition agreement in this Form 8-K, pursuant to which we and the bank intend to acquire substantially all of the assets, and assume substantially all of the liabilities, of Beach Bank, referred to as the acquisition transaction in this Form 8-K.

On November 27, 2006, we and the bank entered into the First Amendment to the acquisition agreement, dated as of November 17, 2006 and referred to as the amendment in this Form 8-K, with Beach Bank. The following is a summary of the material provisions of the amendment. This summary is qualified in its entirety by reference to the amendment, which is incorporated by reference in its entirety and attached to this Form 8-K as Exhibit 10.1.

The amendment changes the acquisition agreement to:

(i)

provide for the extension of the date of closing of the acquisition to be no later than December 31, 2006;

(ii)

delete the election to pay up to $100,000 of cash consideration to Beach Bank at the closing;

(iii)

require that Beach Bank retain ownership of identified FDIC related records and remove them from any premises that are under our control or supervision;

(iv)

require that Beach Bank: (a) maintain ownership, sole custody and possession, at its expense, of the customer files related to non-current customers of Beach Bank as of the date of closing, (b) provide a location for such former customer files that will not be under our control or supervision, (c) be solely responsible for dealing with any third party and regulatory requests with respect to the former customer records, and (d) designate a records designee to be responsible for dealing with any such third parties;

(v)

provide that we will not be acquiring: (a) the bank charter of Beach Bank, (b) any rights, claims, action, pending or otherwise against any person or under any policy of insurance relating, directly or indirectly, to any regulatory claim, potential regulatory claim or any other matter which could be the subject of any regulatory claim or similar action, (c) $1,000,000 in cash from Beach Bank, referred to as cash holdback in this Form 8-K, as such amount will be used by Beach Bank for purposes of paying any payments permitted to be made by the trustee of the liquidating trust and to fund the payment of sums required by the exercise of dissenters rights, if any, pursuant to applicable Florida law, and (d) the identified FDIC related records and former customer records;

(vi)

provide that the book value of Beach Bank shall not be reduced by the value of the cash holdback, but that for the purpose of calculating the number of shares of our common stock to be delivered to Beach Bank at closing, we shall subtract the number of shares of our common stock equal to the value of the cash holdback divided by our per share value;

(vii)

provide that we shall assume all of Beach Bank’s rights and obligations under the agreement between Beach Bank and Strategic Outsourcing, Inc. as of the date of closing and execute any and all documents reasonably required by Beach Bank or Strategic Outsourcing, Inc. in order to evidence our assumption of the agreement;

(viii)

provide that Beach Bank shall maintain the agreement between Beach Bank and Strategic Outsourcing, Inc., at its sole expense, in good standing through the date of closing, including, but not limited to, paying all invoices due to Strategic Outsourcing, Inc. through the date of the closing;

(ix)

provide that all the terms, agreements and resolutions determined by the parties in connection with the due diligence process in July 2006 are incorporated into the acquisition agreement, as amended, and are binding and enforceable against each of the parties, and that, pursuant to the due diligence closing balance sheet determinations, Beach Bank shall reflect all increases to its loan loss reserves prior to the date the estimated closing balance sheet is prepared so that such increases to the loan loss reserves shall be reflected on the estimated closing balance sheet;

(x)

provide that, through the date of closing, Beach Bank shall maintain all obligations and covenants under its lease agreements, including, but not limited to, maintaining and renewing a letter of credit with respect to the sublease, dated January 10, 2000, between Southtrust Bank, N.A. and Michael Kosnitzky, as Trustee for Beach Bank, for the premises located at 551, 553, 555 Arthur Godfrey Road and 4111 Prairie Avenue, Miami Beach, Florida 33140, and that as of the date of closing, we shall assume all obligations under the sublease, including any obligation with respect to collateralization of the lease; and

(xi)

provide that, at closing, we shall deposit 75% of our shares of our common stock with the escrow agent to be distributed in accordance with the terms of the acquisition agreement, as amended, and the Escrow Agreement.

Beach Bank is a Florida chartered commercial bank, headquartered in Miami Beach, Florida. At September 30, 2006, based on the unaudited financial information provided by Beach Bank, it had total assets of $127.1 million, deposits of $116.1 million, total loans of $74.1 million and stockholders’ equity of $9.1 million. At September 30, 2006, Beach Bank’s total risk based capital ratio was 13.16%.

Beach Bank commenced operations in May 2002 and offers commercial real estate, lines of credit and term loans to businesses through its branch offices in Miami Beach and Pinecrest, Florida. At September 30, 2006, Beach Bank offered commercial loans to businesses and home equity, auto and boat loans to individuals. Beach Bank’s market area is Dade County located in southeastern Florida. Beach Bank also offers checking, savings and certificates of deposit to its customers.

Beach Bank is regulated by the FDIC and the Florida Division of Banking and its deposits are insured up to applicable limits by the FDIC.

This Form 8-K, including Exhibit 10.1, shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities. We have filed a registration statement on Form S-4 and other relevant documents concerning the proposed transaction with the SEC. INVESTORS AND OUR SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You can obtain a free copy of the registration statement and any amendments or supplements to the registration statement, when they become available, as well as other filings made or to be made by us with the SEC, at the SEC’s website (http://www.sec.gov). In addition, investors and our security holders may obtain free copies of the documents filed or to be filed by us with the SEC by directing a written request to: Sun American Bancorp, 1200 N. Federal Highway, Suite 111-A, Boca Raton, Florida 33432, Attention: Robert Nichols.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

10.1	First Amendment to the Asset Acquisition and Assumption Agreement among Sun American Bancorp, Sun American Bank and Beach Bank, dated as of November 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2006

SUN AMERICAN BANCORP

By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Asset Acquisition and Assumption Agreement among Sun American Bancorp, Sun American Bank and Beach Bank, dated as of November 17, 2006.